Investor Presentation May 4, 2004 Exhibit 99.1

Mike Vanderwoude VP - Investor Relations May 4, 2004

"Safe Harbor" Statement Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words "believe," "anticipates," "plans," "expects," "will," or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including but not limited to, Cincinnati Bell's ability to maintain its market position in communications services, general economic trends affecting the purchase of telecommunication services, world and national events that may affect the ability to provide services, changes in the regulatory environment, any rulings, orders or decrees that may be issued by any court or arbitrator and Cincinnati Bell's ability to develop and launch new products and services. More information on potential risks and uncertainties is available in the company's recent filings with the Securities and Exchange Commission, including Cincinnati Bell's annual Form 10-K report, Quarterly Form 10-Q reports, Forms 8-K, and Forms S-4 and S-3 Registration Statements. The forward-looking statements included in this presentation represent the company's estimates as of the date on first slide of the presentation. The company anticipates that subsequent events and developments will cause its estimates to change.

Agenda Brief introduction to Cincinnati Bell Historical performance Strategy to reduce net debt; protect and grow Frequently Asked Questions about Cincinnati Bell's financial statements and capital structure Brian Ross - Chief Financial Officer Questions and Answers

Brian Ross Chief Financial Officer May 4, 2004

Key Points of Today's Discussion Cincinnati Bell has a strong, top-performing local franchise Bundling is the key to protecting and growing the franchise Cincinnati Bell has solid free cash flow to reduce net debt, which builds shareholder value Wireless and DSL are the growth services in the bundle; growth requires some investment

Key facts about Cincinnati Bell

1. ~980K access lines in SW Ohio, N Kentucky and SE Indiana
2. ~486K wireless subscribers in Greater Cincinnati and Dayton
3. High penetrations of key services such as VAS, LD, Wireless and DSL
4. 87% household DSL availability
5. 100% digital switching network
6. ~$1.1 Billion in sales; ~$800M CBT, $250M CBW, $60M CBAD

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Cincinnati Bell

Cincinnati Bell's heritage...a history of product innovation 1995 1996 1997 1998 1999 2000 2001 2002 2003

We have grown core revenue 56% and more than doubled operating income in 5 years... 1998 1999 2000 2001 2002 2003 Operating Income 140.5 161.5 234.7 300.5 356.1 362.8 Revenue 591.9 708.5 796.3 837.5 809.9 780.4 $ in Millions Includes Cincinnati Bell Telephone, Cincinnati Bell Wireless, Cincinnati Bell Any Distance and Cincinnati Bell Public Communications (excludes Corporate and BRCOM)

....driving substantial cost synergies... 1998 1999 2000 2001 2002 2003 1Q04 East 0.23 0.2 0.19 0.16 0.17 0.1663 0.175 1999 2000 2001 2002 2003 1Q04 East 0.48 0.32 0.224 0.18 0.19 0.19 Local SG&A/Revenue Wireless SG&A/Revenue

....with steady reduction in headcount... 2000 2001 2002 2003 1Q04 Employee Count 3275 3199 2979 2827 2821 Includes Cincinnati Bell Telephone, Cincinnati Bell Wireless, Cincinnati Bell Any Distance and Cincinnati Bell Public Communications (excludes Corporate and BRCOM) 14% decline over three years

....and superior capital efficiency... 2000 2001 2002 2003 1Q04 Local 157.4 121.3 80.3 81 19.4 Wireless 84.2 52 29.5 40.2 3.3 Other 0.8 2 0.9 0.9 0.3 $ in Millions 23% 9% 15% Capex / Revenue Local Wireless Wireless 11% Local Local Local Wireless Includes Cincinnati Bell Telephone, Cincinnati Bell Wireless, Cincinnati Bell Any Distance and Cincinnati Bell Public Communications (excludes Corporate and BRCOM). The company expects capex for 2004 to be 10-12% of revenue. Wireless 8%

....while providing outstanding customer service. Six J.D. Power and Associates Awards in Three Years

BLS SBC VZ CBB UNE-P Lines as % of Total Access Lines 0.115 0.127 0.1 0 1Q04 UNE-P Lines as % of Total Access Lines No lines have been lost to UNE-P to date. Source: Bear Stearns, April 2004

Overview of Cincinnati Bell's Strategy Reduce net debt; builds shareholder value Protect and grow the franchise through bundling Reduce expense in the core businesses to maintain margins

Bundling is Cincinnati Bell's key marketing strategy: both an offensive and a defensive strategy Bundling drives Household ARPU Increases the penetration of wireless and DSL Marketing to the individual household helps avoid rate regression Bundling reduces future customer acquisition expense Drives churn lower Higher DSL penetration reduces risk of access line loss to VOIP Offense Defense

Bundling aids the attainment of superior penetration of key services. 97.2% 45.9% 71.8% 45.9% 25.8% 11.3% Annual Access Line Retention Consumer VAS Bundle Penetration Consumer LD Share Business LD Share Wireless Share ADSL Total Penetration Estimated as of March 31, 2004 ADSL Consumer Penetration 15.5%

Accelerated DSL growth linked to the bundle 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 Net DSL Activations 5989 4698 2309 2994 4000 8357 4111 5315 6959 10867 Custom Connections Launch DSL Net Activations YAWS and 3mbps Launch

DSL and wireless subs in the bundle are less likely to churn Decreased DSL churn by approximately 30% Decreased wireless churn by approximately 40% For consumer Custom Connections customers in 1Q04

1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 Revenue Per Household 71.27 73.36 73.51 73.24 73.5 75.15 75.62 74.59 75.46 Revenue Per Household Customer retention and greater penetration have increased Revenue per Household 3% 2% 3% 2% 3% Y/Y growth

In Summary, Cincinnati Bell's Strategy Reduce net debt; builds shareholder value Protect and grow the franchise through bundling Reduce expense in the core businesses to maintain margins

CBB is an attractive holding for the value investor VZ SBC BLS AT CBB FCF Yield 0.086 0.072 0.116 0.071 0.138 Free Cash Flow Yield* * CBB FCF yield equals 2004 estimated net debt reduction (~$140 million) divided by market cap 2004 Cash Flow Estimates (Source: Merrill Lynch); Closing Share Prices 05.03.04

Brian Ross Chief Financial Officer Frequently Asked Questions about Cincinnati Bell April 15, 2004

Q: Why is OI forecasted lower in 2004 than in 2003 ? A: Higher customer acquisition expense *Adjusted OI plus D&A is OI less Gain on Broadband Sale plus Depreciation, Amortization, Asset Impairments, Restructuring Charges Customer acquisition expense = sales & marketing - bad debt + handset subsidy + DSL provisioning labor $ mil

Q: Is 1Q04 OI within guidance for 2004 ? A: Yes. CBB maintaining guidance. $ mil Remaining Adjusted OI* variance due to core wireless business and CBTS declines. *Adjusted OI plus D&A is OI less Gain on Broadband Sale plus Depreciation, Amortization, Asset Impairments, Restructuring Charges

Q: Why is customer acquisition expense up $20M to $30M ? A: Increased wireless and DSL additions Customer acquisition expense = sales & marketing - bad debt + handset subsidy + DSL provisioning expense $ mil

Q: Is 1Q04 acquisition expense within 2004 guidance ? A: Incremental $7M fits within annual $20 - $30M. Customer acquisition expense = sales & marketing - bad debt + handset subsidy + DSL provisioning expense $ mil

Q: What is happening to CBT's margin ? A: Margin has held steady; goal is to maintain CBB margin 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 East 64 71.8 69.5 66.8 68.2 73.2 76.4 64.8 71.1 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $ mil CBT Operating Income 4Q03 includes $5M of special charges

Q: Why did CBW's margin decline in 4Q03? A: GSM transition $ mil Margin affected by subscriber declines & aggressive 4Q03 pricing

Q: What is the update for 1Q04 margins ? A: Improvement in the core business $ mil Normalized OI variance ($1M) in 1Q04 v. ($5M) in 4Q03

4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 Net Postpaid Activations 29709 14095 20086 14229 20314 467 5121 -2831 -2372 -3995 -4125 -4133 12915 6983 Constrained TDMA capacity limited postpaid activations which drove subscriber and revenue declines Net Postpaid Activations Re-ignited Growth in 4Q03

Q: What is the remaining amount of CBB's NOLs? A: They can shelter $2.0B of taxable income Note: CBB also holds state deferred tax assets of net $85 million. Total deferred tax assets are thus net $796 million. At 31-Dec-03 the company released a $823M valuation reserve held against the $796M BRCOM and $27M deferred tax assets at other entities. Figures are end of 2003

Q: Why will CBB have a 50% tax rate but pay little tax A: GAAP & non-deductible interest

Q: Why did 1Q04 interest expense decline ? A: Lower financing fees, refinancing, debt pay down. $ mil 4Q03 recorded $7 million to recognize the unamortized cost of refinanced bank debt * 6.75 Convertible Subordinated Notes were amended to bear a 9% coupon.

Q: What is projected 2004 net debt reduction ?
A: $140 million

$ in Millions

2004 Estimated Cash Flow and Net Debt Reduction


~485-505
~$115-135
Capex
~$170
Cash Interest and Preferred Dividends
~$25-40
BRCOM Liabilities
~$5
Cash Tax
~$160
~$20
PIK and Amortization
~$140
Adjusted OI plus D&A
Cash Flow
2004 Reduction in Net Debt

See company disclosures regarding cash flow and net debt at the end of this presentation

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Cincinnati Bell

Q: With $44M net debt reduction,does guidance change? A: No. Capex & BRCOM timing, asset sales aided 1Q04. OI plus D&A 1Q04 Reduction in Net Debt $28 $ in Millions $1 Capex $23 $119 BRCOM Liabilities $1 Cash Interest and Preferred Dividends PIK and Amortization plus gain on sale of CBTS $44 Cash Flow $45 $22 Change in Working Capital 1Q04 Actual Cash Flow and Net Debt Reduction Capital expenditures low due to timing in Wireless Sale of CBTS assets improved Net Debt by $5MM See company disclosures regarding cash flow and net debt at the end of this presentation

2005 and 2006 offer substantial opportunities to further improve debt reduction capacity and cash flow Total estimate of remaining BRCOM liabilities is ~$60M. Estimated cash outflow for 2004 is $25-$40M. Cash outflow in 2005-6 will likely be lower than in 2004 and will eventually be zero. 16% Mezzanine Notes are callable in March 2006 at 108 ($426M). The company's primary objective is to refinance, which at current long-term interest rates would decrease the 16% interest rate by at least half. On the other hand, cash outflow for interest on the 8.375% Senior Subordinated Notes will be $15M higher in 2005 and beyond than in 2004.

Old Segments New Segments Equipment revenue and expense has been transferred from CBT to CBTS in the new segment alignment The Broadband segment no longer contains any meaningful operations Q: Why has CBB changed its segmentation ? A: To better serve its enterprise customers Local Local Less business telecommunications sales and operations Wireless Wireless Unchanged Other Other Unchanged Broadband New Segment Hardware and Managed Services Broadband Less CBTS

Key Points of Today's Discussion Cincinnati Bell has a strong, top-performing local franchise Bundling is the key to protecting and growing the franchise Wireless and DSL are the growth services in the bundle; growth requires some investment Cincinnati Bell has solid free cash flow to reduce net debt, which builds shareholder value

Questions and Answers

Use of Non-GAAP Financial Measures The company has presented certain information regarding net debt in the preceding discussion because the company believes net debt provides a useful measure of a company's liquidity and financial health. Net debt is defined by the company as the sum of short-term and long-term debt, in addition to BRCOM preferred stock (as applicable), offset by cash and cash equivalents. A detailed reconciliation of the company's net debt to comparable GAAP financial measures is given in the attached financial information and is posted on the company's website at www.cincinnatibell.com, under the Investor Relations tab. The company has also presented certain information regarding cash flow in the preceding discussion because the company believes cash flow provides a useful measure of a company's operational performance, liquidity and financial health. Cash flow is defined by the company as SFAS 95 cash provided by (used in) operating, financing and investing activities, less changes in restricted cash in operating activities, issuance and repayment of long-term debt in financing activities, short-term borrowings (repayments) in financing activities and proceeds from the sale of discontinued operations and assets in investing activities. Cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with cash flow as defined by other companies. A detailed reconciliation of the company's cash flow to comparable GAAP financial measures is given in the attached financial information and is posted on the company's website at www.cincinnatibell.com, under the Investor Relations tab. These non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. They are presented because Cincinnati Bell Inc. management uses this information when evaluating the company's results of operations and cash flow and believes that this information provides the users of the financial statements with additional and useful comparisons of the company's current results of operations and cash flows with past and future periods.